UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                         Current Report

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                               January 26, 2006
                                               ----------------

                        A.P. Pharma, Inc.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

  Delaware                                            94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                             Identification No.)

                       123 Saginaw Drive
                     Redwood City, CA 94063
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(Address of principal executive offices, with zip code)

                         (650) 366-2626
                          -------------
(Registrant's telephone number, including area code)

N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant

On January 26, 2006, the Company's auditors, Ernst & Young LLP ("E&Y"), advised the Company that E&Y will resign as the Company's independent registered public accounting firm effective upon the filing by the Company of its Form 10-K annual report for the year ended December 31, 2005. E&Y did not seek the Company's consent to its resignation. As a result, the Company's Audit Committee or Board of Directors did not recommend or approve the resignation of E&Y.

E&Y audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2004 and 2003 and for the interim period subsequent to December 31, 2004 through February 6, 2006, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated February 6, 2006 is filed as Exhibit 16 to this Form 8-K.

There were no "reportable events" as that term is described in paragraph a(1)(v) of Item 304 under Regulation S-K.

The Company is currently seeking a replacement to E&Y to act as the Company's independent registered public accounting firm. The
Company will announce the engagement of such accountants when such engagement is finalized.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.
     16.1 Letter from Ernst & Young LLP



                           SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date: February 6, 2006        By: /S/ Gordon Sangster
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                                 Gordon Sangster
                                 Chief Financial Officer